                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                           Kaiser Group Holdings, Inc.
    ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
    ----------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
     --------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------
(5)  Total fee paid:

     --------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     --------------------------------------------------------------------------
(1)  Amount Previously Paid:

     --------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------
(3)  Filing Party:

     --------------------------------------------------------------------------
(4)  Date Filed:

     --------------------------------------------------------------------------

                           KAISER GROUP HOLDINGS, INC.

                                9302 Lee Highway
                             Fairfax, Virginia 22031

Dear Shareholder:

     The 2002 Annual Meeting of Shareholders of Kaiser Group Holdings, Inc. (the "Company") will be held on Friday, May 31, 2002, at the Company's headquarters, 9302 Lee Highway, Fairfax, Virginia 22031-1207. The meeting will start promptly at 10:00 a.m., Eastern Daylight Time.

     This year you are being asked to elect three directors, each to a one-year term expiring at the 2003 Annual Meeting of Shareholders. The Board of Directors recommends a vote FOR the election of the three directors.

     If you were a shareholder of record on April 25, 2002, you will receive a proxy card for the shares of Kaiser Group Holdings, Inc. Common Stock and Preferred Stock you hold in your own name. If you are a participant in the Employee Stock Ownership Plan, Section 401(k) Plan, or the Retirement Plan (the "Plans"), this proxy card also will include the number of shares that you are entitled to vote under the Plans ("Plan Shares") as of December 31, 2001. To vote your Plan Shares, you must mail back your proxy card so it is received by the Company's stock transfer agent before the close of business on Friday, May 24, 2002. Please use the enclosed postage-paid, addressed envelope to vote your Plan Shares. If our stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on May 24, 2002, the Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Company, which acts as the Plan Administrator.

     A very high percentage of our shareholders hold their stock in street names, which means that the shares are registered in their brokers' names rather than in the shareholders' names. If you want to vote your street-name shares personally, you must contact your broker directly in order to obtain a proxy issued to you by your broker. A broker letter that identifies you as a shareholder is not the same thing as a broker-issued proxy. If you fail to bring a broker-issued proxy to the meeting, you will not be able to vote your broker-held shares at the Annual Meeting.

     We urge you to mail your proxy card to our stock transfer agent as promptly as possible using the envelope provided. Please mail your proxy card whether or not you plan to attend the Annual Meeting. Giving your proxy will not affect your right to vote the shares you hold in your own name (excluding Plan Shares) if you decide to attend the Annual Meeting.

     The Company's headquarters are located in Fairfax, Virginia, near the Vienna station on the Orange Line of the Washington, DC area Metro.

                                      Sincerely,




                                         /s/ John T. Grigsby, Jr.
                                      ----------------------------------------
                                       John T. Grigsby, Jr.
April 30, 2002                         President and Chief Executive Officer

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

================================================================================

To the Shareholders of Kaiser Group Holdings, Inc.:

     The 2002 Annual Meeting of Shareholders of Kaiser Group Holdings, Inc. (the "Company") will be held at the Company's headquarters, 9302 Lee Highway, Fairfax, Virginia 22031-1207, on Friday, May 31, 2002, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1. to elect three (3) directors, each for a one-year term expiring at the 2003 Annual Meeting of Shareholders, and until their successors are duly elected;
     2. to act on such other matters as may properly come before the meeting or any adjournment thereof.

     A proxy card is included with this Proxy Statement and Annual Report mailing. In accordance with the Company's Bylaws, the Board of Directors has fixed the close of business on Thursday, April 25, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the 2002 Annual Meeting of Shareholders and at any adjournment thereof. The proxy card shows the number of shares of Kaiser Group Holdings, Inc. Common Stock, par value $0.01 per share ("Common Stock"), and Preferred Stock, par value $0.01 per share ("Preferred Stock"), that you own in your own name as of April 25, 2002.

     If you are a participant in the Kaiser Group Holdings, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or Retirement Plan (the "Plans"), the reverse side of your proxy card will show the number of shares allocated to you under these Plans (the "Plan Shares") as of December 31, 2001. Please note the following: your proxy card must be received by the Company's stock transfer agent before the close of business on Friday, May 24, 2002, in order for you to vote your Plan Shares. Using the enclosed postage-paid, addressed envelope, you are responsible for mailing your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on May 24, 2002. If the Company's stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by close of business on May 24, 2002, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Company, which acts as the Plan Administrator.

     Your proxy is important. Even if you hold only a few shares, and whether or not you expect to attend the Annual Meeting in person, you are requested to date, sign, and mail the proxy card you receive in the postage-paid envelope that is provided. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting. You then must give your signed proxy card to that person, otherwise he or she cannot vote on your behalf at the meeting. The giving of your proxy will not affect your right to vote the shares you hold in your own name (other than Plan Shares) if you decide to attend and vote at the meeting.

     This notice is given pursuant to direction of the Board of Directors.

                                                 /s/ Marijo L. Ahlgrimm
                                                --------------------------------
Fairfax, Virginia                               Marijo L. Ahlgrimm
April 30, 2002                                  Secretary

                                Table of Contents

                                                                                                   Page
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT ................................................................................      1

         Election of three (3) directors, each to a one-year term expiring at the 2003 Annual Meeting of Shareholders, and until their successors are duly elected

VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS .....................................      2

ELECTION OF DIRECTORS ..........................................................................      4

         Nominees for Election to the Board of Directors
         Information Regarding the Board of Directors

COMPENSATION COMMITTEE  INTERLOCKS AND INSIDER PARTICIPATION ...................................      6

AGREEMENTS AND TRANSACTIONS WITH CERTAIN DIRECTORS AND NOMINEES ................................      6

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ........................................      6

EXECUTIVE COMPENSATION .........................................................................      7

AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS NAMED
   IN THE SUMMARY COMPENSATION TABLE ...........................................................      8

STOCK PERFORMANCE GRAPH - PEER ISSUERS .........................................................      8

REPORT ON EXECUTIVE COMPENSATION ...............................................................      9

AUDIT COMMITTEE REPORT AND INDEPENDENT ACCOUNTANT ..............................................     10

OTHER MATTERS ..................................................................................     11

          A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission ("SEC") and of the Company's Quarterly Report on Form 10-Q for the first quarter ended March 31, 2002, which will be filed with the SEC on or before May 15, 2002, will be sent without charge to any shareholder of record or beneficial owner of shares of the Company's Common Stock and Preferred Stock upon receipt of a written request addressed to: Marijo L. Ahlgrimm, Executive Vice President, Chief Financial Officer and Secretary, Kaiser Group Holdings, Inc., 9302 Lee Highway, Fairfax, Virginia 22031. Provided with the copy of the Reports will be a list of the exhibits to the Report filed with the SEC by the Company. Any such exhibits will be provided to any Company shareholder upon payment of the cost noted next to each exhibit on the list.

================================================================================

                                 PROXY STATEMENT

================================================================================

     This Proxy Statement is furnished to shareholders of Kaiser Group Holdings, Inc. (the "Company" or "Kaiser Holdings") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Friday, May 31, 2002, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Annual Meeting is April 25, 2002 (the "Record Date").

     A proxy card is included with this Proxy Statement and Annual Report mailing, and your proxy is solicited by the Board of Directors of the Company. The proxy card shows the number of shares of Kaiser Group Holdings, Inc. Common Stock, par value $0.01 per share ("Common Stock"), and Preferred Stock, par value $0.01 per share ("Preferred Stock"), that you own in your own name as of April 25, 2002. If you are a participant in the Kaiser Group Holdings, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or Retirement Plan (the "Plans"), the reverse side of your proxy card will show the number of shares allocated to you under these Plans (the "Plan Shares") as of December 31, 2001. As explained in the accompanying notice, you must mail your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on Friday, May 24, 2002, in order for you to vote any Plan Shares shown on the proxy card. If the Company's transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on May 24, 2002, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Company, which acts as the Plan Administrator.

     Please complete and sign the enclosed proxy card and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you can revoke it at any time, including at the May 31, 2002 meeting, with respect to your shares of record but not with respect to the Plan Shares. You may revoke your proxy by mailing a second (or subsequent) proxy card to the Company's stock transfer agent for receipt prior to the close of business on May 24, 2002 (for Plan Shares), prior to the meeting (for all other shares), or by voting on the ballot provided to shareholders at the meeting (other than Plan Shares). Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the meeting will be voted in accordance with what is written on the cards. Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting "boxes" are left blank, it will be voted FOR the election of directors as nominated, and in the discretion of the person(s) named as the proxy if any other business properly comes before the meeting.

     The Annual Report of the Company for the year ended December 31, 2001 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about April 30, 2002. The Company has borne the cost of preparing, assembling, and mailing these items. Directors, officers, and employees of the Company may solicit proxies on behalf of the Company by telephone and personal interview without special compensation.

     The Company will deliver copies of the Annual Report and proxy material to brokerage firms and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of the Company's Common Stock and Preferred Stock. The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with forwarding these materials.

================================================================================

           VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS

================================================================================

          The Company's Common Stock and Preferred Stock issued and outstanding as of the Record Date are entitled to vote at the Annual Meeting. There were 1,601,869 shares of Common Stock and 1,136,707 shares of Preferred Stock issued and outstanding as of the Record Date. Each share of Common Stock is entitled to one vote per share. Holders of Preferred Stock are generally entitled to vote with holders of Common Stock on all matters submitted to a vote of shareholders, including the election of directors, with each share of Preferred Stock being entitled to one-tenth of a vote.

     The Bylaws of the Company provide that the holders of shares of stock with a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting of Shareholders must be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the May 31, 2002 meeting, a plurality of the votes cast at the meeting, in person or by proxy, will determine the election of the directors. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.

          The following table sets forth information regarding each person known by the Company to beneficially own 5% or more of the outstanding shares of Common and Preferred Stock of the Company. A person is deemed to be a beneficial owner of the Company's stock if that person has voting or investment power (or voting and investment powers) over any shares of stock or has the right to acquire such shares pursuant to exercisable options or warrants within 60 days from the Record Date.

========================================================================================================================
                                               Amount and        Amount and
                                               Nature of         Nature of
Name and Address of Beneficial Owners          Beneficial        Beneficial
       of More Than 5% of the                 Ownership of      Ownership of        Percent of         Percent of
     Common Stock of the Company                Shares of         Shares of         Company's          Company's
                                              Common Stock     Preferred Stock     Common Stock      Preferred Stock
                                             of the Company     of the Company    (*Less than 1%)    (*Less than 1%)
========================================================================================================================
   Bennett Restructuring Fund, L.P.
   James D. Bennett
   2 Stamford Plaza, Suite 1501                374,264 (a)        189,988 (a)          23.4%              16.7%
   281 Tresser Boulevard
   Stamford, CT  06901
------------------------------------------------------------------------------------------------------------------------
   Mellon Financial Corporation
   One Mellon Center                               518 (b)        369,925 (b)             *               32.5%
   Pittsburgh, PA  15258
------------------------------------------------------------------------------------------------------------------------
   Tennenbaum & Co., LLC
   11100 Santa Monica Boulevard, Suite 210     477,924 (c)         13,516 (c)          29.8%               1.2%
   Los Angeles, CA  90025
------------------------------------------------------------------------------------------------------------------------
   Michael E. Tennenbaum
   11100 Santa Monica Boulevard, Suite 210     190,300 (d)              *              11.9%                 *
   Los Angeles, CA  90025
------------------------------------------------------------------------------------------------------------------------
   John Hancock Financial Services, Inc.
   John Hancock Place                           81,949 (e)              *               5.1%                 *
   P.O. Box 111
   Boston, MA  02117
========================================================================================================================

(a) The information with respect to 153,695 shares of Common Stock beneficially owned by Bennett Restructuring Fund, L.P. is based on a Report on Schedule 13D dated April 17, 2001, which was filed with the SEC on May 10, 2001. The information with respect to 220,569 shares of Common Stock beneficially owned by James D. Bennett is based on a Report on Form 4 dated July 6, 2001, which was filed with the SEC on July 6, 2001. The information with respect to 189,988 shares of Preferred Stock was reported to the Company by James D. Bennett on April 25, 2002.
(b) The information with respect to the 518 shares of Common Stock beneficially owned by Mellon Financial Corporation is based on a Report on Schedule 13G, Amendment No. 3 dated January 16, 2002, which was filed with the SEC on January 25, 2002. The information with respect to 369,925 shares of Preferred Stock beneficially owned by Mellon Financial Corporation is based on a Report on Schedule 13G dated June 8, 2001 which was filed with the SEC on June 8, 2001.
(c) The information with respect to 477,924 shares of Common Stock and 13,516 shares of Preferred Stock beneficially owned by Tennenbaum & Co., LLC is based on a Report on Form 4 dated December 31, 2001, which was filed with the SEC on January 9, 2002.
(d) The information with respect to 190,300 shares of Common Stock beneficially owned by Michael E. Tennenbaum is based on a Report on Form 4 dated December 31, 2001, which was filed with the SEC on January 9, 2002.
(e) The information with respect to 81,494 shares of Common Stock beneficially owned by John Hancock Financial Services, Inc. is based on a Report on
     Schedule 13G dated December 31, 2001, which was filed with the SEC on February 1, 2002.

     The following table sets forth information regarding the beneficial ownership of shares of Common and Preferred Stock of the Company by each director, by current executive officers named in the Summary Compensation Table on page 7 of this Proxy Statement, and by all directors and current executive officers as a group. The information set forth below is current as of the March 22, 2002.

=============================================================================================================================
                                                     Amount and
                                                     Nature of            Amount and        Percent of       Percent of
                                                     Beneficial            Nature of         Common          Preferred
          Certain Beneficial Owners                 Ownership of          Beneficial          Stock            Stock
          Of Shares of Common Stock                   Shares of          Ownership of         of the           of the
                of the Company                      Common Stock           Shares of         Company          Company
                                                   of the Company       Preferred Stock    (*Less than      (*Less than
                                                        (a)             of the Company         1%)              1%)
=============================================================================================================================
(i)   Nominees for Director
-----------------------------------------------------------------------------------------------------------------------------
      James J. Maiwurm                                  1,000                  0                *                 *
      Jon B. Bennett                                    1,000                  0                *                 *
      John T. Grigsby, Jr.                             2, 000                  0                *                 *
-----------------------------------------------------------------------------------------------------------------------------
(ii)  Current Executive Officers Named in the
      Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------
      John T. Grigsby, Jr.                              2,000                  0                *                 *
       President and Chief Executive Officer
      Marijo L. Ahlgrimm                                    0                  0                *                 *
       Executive Vice President and
       Chief Financial Officer
-----------------------------------------------------------------------------------------------------------------------------
(iii) All Directors and Current Executive               4,000                  0                *                 *
      Officers as a Group
      (4 Persons)
=============================================================================================================================

(a) All shares shown are held outright.

================================================================================

                              ELECTION OF DIRECTORS

================================================================================

     Kaiser Holdings was organized in Delaware on December 6, 2000. Upon the effectiveness of the Plan of Reorganization (the "Plan") of Kaiser Group International, Inc. ("Old Kaiser") on December 18, 2000, Old Kaiser became 100% owned by Kaiser Holdings. Kaiser Holdings is deemed a "successor issuer" to Old Kaiser by virtue of Rule 12g-3(a) under the Securities Exchange Act of 1934.

     Also effective upon December 18, 2000, Jon B. Bennett, John V. Koerber and James J. Maiwurm became directors of Kaiser Holdings. Mr. Koerber resigned from the Board of Directors effective May 8, 2001 and John T. Grigsby, Jr. was elected by the Board of Directors to fill the vacancy created by Mr. Koerber's resignation. The Board of Directors currently consists of Messrs. Bennett, Grigsby and Maiwurm. Consistent with the Bylaws of the Company, the Board of Directors has fixed the size of the Board of Directors at three (3) members and has nominated Mr. Jon B. Bennett, Mr. John T. Grigsby, Jr. and Mr. James J. Maiwurm for election to a one-year term ending at the 2003 Annual Meeting of Shareholders, and until their successors are duly elected.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Each for a One-Year Term Expiring at the 2003 Annual Meeting of Shareholders

     John T. Grigsby Jr., 62, has been President and Chief Executive Officer of Kaiser Holdings since December 18, 2000, the effective date of Old Kaiser's Plan. Mr. Grigsby has been a Director of Kaiser Holdings since May 2001. Mr. Grigsby is the President of John Grigsby and Associates, Inc., a firm which he founded in June 1984 to provide consulting assistance to financially distressed and reorganizing companies. Mr. Grigsby has served as the Trustee for the Auto Works Creditors' Trust and has served as chief executive officer of a number of financially distressed companies, including Super Shops, Inc., Auto Parts Club, Reddi Brake, Rose Auto Stores-Florida, Inc. as well as for a number of Chapter 11 debtors, including Pro Set, Inc., Lomas Financial Corporation and Thomson McKinnon Securities, Inc. Mr. Grigsby owns 2,000 shares of Common Stock of Kaiser Holdings and no shares of Preferred stock.

     Jon B. Bennett, 46, director of Kaiser Holdings, has been a Director of Information Management at Devens Reserve Forces Training Area, a Department of the Army installation, since 1998. Mr. Bennett was Systems Administrator and Analyst at the then Fort Devens from 1995 to 1997, and was the senior Budget Analyst at Fort Devens from 1990 to 1995. Mr. Bennett graduated from Bucknell University (B.A.). Entities managed by Bennett Management Corporation, which is controlled by Mr. Bennett's brother, James Bennett, are significant holders of the Preferred Stock and Common Stock issued by Kaiser Holdings in April 2001, as a result of being significant holders of subordinated notes of Old Kaiser. Mr. Bennett owns 1,000 shares of Common Stock of Kaiser Holdings and no shares of Preferred stock.

     James J. Maiwurm, 53, Chairman of the Board of Directors of Kaiser Holdings, has been a partner of Squire, Sanders & Dempsey L.L.P., Washington, D.C., since February 24, 2001. He was President and Chief Executive Officer of Old Kaiser from April 19, 1999 until the effective date of the Plan, and served as Chairman of the Board of Directors of Old Kaiser from June 1999 until such effective date. Mr. Maiwurm serves on the Board of Managers of Kaiser-Hill Company, LLC. From August 1998 until elected as Old Kaiser's President and Chief Executive Officer, Mr. Maiwurm was a partner of Squire, Sanders & Dempsey L.L.P., Washington, D.C., and from 1990 to 1998 was a partner of Crowell & Moring LLP, Washington, D.C. Both law firms have served as counsel to Old Kaiser and continue to serve as counsel to Kaiser Holdings. Mr. Maiwurm is a member of the Board of Trustees of Davis Memorial Goodwill Industries, Washington, D.C., a non-profit entity, and the Boards of Directors of

Workflow Management, Inc., an integrated graphic arts company providing documents, envelopes and commercial printing to businesses in North American, the stock of which is traded on the NASDAQ National Market System, and Cortez III Service Corporation, a privately-held government services provider. Mr. Maiwurm graduated from the College of Wooster (B.A.) and the University of Michigan (J.D.). Mr. Maiwurm owns 1,000 shares of Common Stock of Kaiser Holdings and no shares of Preferred stock.


INFORMATION REGARDING THE BOARD OF DIRECTORS

         During the year ended December 31, 2001, the Board of Directors held four board meetings. All directors attended at least 75% of the 2001 meetings of the Board of Directors and its Committees they were eligible to attend.

         To assist the Board of Directors in carrying out its responsibilities, the Board of Kaiser Holdings has delegated certain authority to two committees, the current membership of which are as follows.

           ==========================================================
                      Committees of the Board of Directors
           ----------------------------------------------------------
               Compensation                    Audit
                Committee                    Committee
           ----------------------------------------------------------
           Mr. Maiwurm                     Mr. Maiwurm
            Chairman                        Chairman
           Mr. Bennett                     Mr. Bennett
           ==========================================================

         Audit Committee. The Audit Committee reviews the financial statements of the Company and other financial matters with the Company's independent public accountants. The Company's Board of Directors has adopted a charter for the Audit Committee. The Audit Committee met three times during 2001.

         Mr. Maiwurm is not "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards because he was employed by the Company within the past three years. The Board determined to appoint Mr. Maiwurm to the Audit Committee, notwithstanding his lack of "independence," because of the small size of the Board and in light of his background and experience. The Audit Committee has only two members because the Company has only three Board members, one of whom (Mr. Grigsby) is employed by the Company.

         Compensation Committee. The Compensation Committee (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus, and other benefits (direct and indirect) of the Chief Executive Officer and other executive officers; (b) reviews and submits to the full Board recommendations concerning, and amendments to, new executive compensation or stock plans; and (c) establishes, and periodically reviews, the Company's policies in the area of management perquisites. There were no meetings of the Compensation Committee during 2001.

         Compensation of Non-employee Directors. Directors who are not employees of the Company ("Non-Employee Directors") are paid $1,000 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each meeting of a committee of the Board of Directors of which the Director is a member. In addition, each Non-employee Director receives an annual retainer of $18,000, payable in advance in quarterly installments, and is reimbursed for expenses incurred in connection with Board service. Directors who are employees of the Company are not compensated for their service as a Director.

================================================================================

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

================================================================================

         The Compensation Committee of the Board of Directors of Kaiser Holdings during 2001 was comprised of James J. Maiwurm and Jon B. Bennett, neither of whom were employees of Kaiser Holdings. James J. Maiwurm, currently a director of the Company formerly held the position of President and Chief Executive Officer of Old Kaiser. Mr. Maiwurm ceased holding such positions on December 18, 2000, the effective date of Old Kaiser's bankruptcy Plan (refer to the discussion under "Agreements and Transactions with Certain Directors and Nominees" below). The compensation reported for executive officers of Kaiser Holdings during 2001 was determined in accordance with applicable employment agreements entered into with such executive officers.

================================================================================

         AGREEMENTS AND TRANSACTIONS WITH CERTAIN DIRECTORS AND NOMINEES

================================================================================

         James J. Maiwurm, currently a director of the Company, ceased holding the positions of President and Chief Executive Officer of Old Kaiser on December 18, 2000, the effective date of Old Kaiser's bankruptcy Plan. In exchange for Mr. Maiwurm's agreement to remain with Old Kaiser throughout the duration of its bankruptcy proceedings and in accordance with arrangements approved by the Bankruptcy Court and Mr. Maiwurm's agreement to remain with the Company for a transition period, Mr. Maiwurm received a severance payment in January 2001 that was accounted for in 2000. Mr. Maiwurm was a non-officer employee of the Company from December 18, 2000 through February 9, 2001.

================================================================================

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

================================================================================

         The U.S. Securities and Exchange Commission ("SEC") requires public companies to tell their shareholders when certain persons fail to report their transactions in the company's equity securities to the SEC on a timely basis. Based upon a review of SEC Forms 3, 4, and 5, and based on representations that no Forms 3, 4, and 5 other than those already filed were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to officers, directors and beneficial owners of more than 10% of the equity securities of Old Kaiser and Kaiser Holdings were timely met during the year ended December 31, 2001.

===============================================================================

                             EXECUTIVE COMPENSATION

===============================================================================

         The following table shows the compensation received by each person who served as the Chief Executive Officer of the Company during 2001, and the executive officers who were serving as of December 31, 2001.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

--------------------------------------------------------------------------------------
            Name, Principal Position,                         Bonus        All Other
            -------------------------                         -----        ---------
          and Period Ended December 31,        Salary ($)     ($)(a)      Compensation
          -----------------------------        ----------     ------      ------------
--------------------------------------------------------------------------------------
John T. Grigsby, Jr., President and Chief
Executive Officer (b)
   2001 ....................................    $ 361,541           0       $  28,958
   2000 ....................................    $  67,693           0       $   1,354
--------------------------------------------------------------------------------------
Marijo L. Ahlgrimm, Executive Vice
President and Chief Financial Officer (c)
   2001 ....................................    $ 180,768    $ 25,000       $  36,802
   2000 ....................................    $ 173,984           0       $ 173,756
   1999 ....................................    $ 163,229    $ 88,322       $   9,016
--------------------------------------------------------------------------------------

   (a) Cash bonuses are reported for the year of service for which the cash bonus was earned, even if pre-paid or paid in a subsequent year.

   (b) For a description of the terms of an employment agreement entered into between Mr. Grigsby and the Company, refer to the discussion under "Employment Contracts and Termination of Employment Arrangements" below. The amounts shown under "All Other Compensation" for Mr. Grigsby comprise the following:

       2001 $ 26,250  Company match under the Company's Section 401(k) Plan
            $  2,708  Company Retirement Plan contribution for 2000 made in
                      January 2001
       2000 $  1,354  Company match under the Company's Section 401(k) Plan

   (c) For a description of the terms of the employment agreements between Ms. Ahlgrimm and Old Kaiser, refer to the discussion under "Employment Contracts and Termination of Employment Arrangements" below. The amounts shown under "All Other Compensation" for Ms. Ahlgrimm comprise of the following:

       2001 $ 26,250  Company match under the Company's Section 401(k) Plan
            $ 10,552 Company Retirement Plan contribution for 2000 made in January 2001
       2000 $  2,660  Company match under the Company's Section 401(k) Plan
            $  9,896  Company Retirement Plan contribution for 1999 made in
                      September 2000
            $161,200 Severance payment made in accordance with bankruptcy proceedings
       1999 $  2,552  Company match under the Company's Section 401(k) Plan
            $  6,464  Company Retirement Plan contribution for 1998 made in
                      September 1999

Option Grants in 2001 and Aggregated Option Exercises in 2001 and December 31, 2001 Option Values

         There were no option grants to any of the named executive officers identified in the Summary Compensation Table on page 7 of this Proxy Statement during the year ended December 31, 2001.

===============================================================================

               AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS
                     NAMED IN THE SUMMARY COMPENSATION TABLE
                      ( John T. Grigsby is also a Director)
===============================================================================

         John T. Grigsby, Jr. The Company entered into an employment agreement with Mr. Grigsby for his services as President and Chief Executive Officer of Kaiser Holdings commencing on the effective date of Old Kaiser's bankruptcy Plan, December 18, 2000. The length of employment will be for an "evergreen" period of twelve months, such that the remaining term of the agreement shall at all times be twelve months. In addition to delineating Mr. Grigsby's areas of responsibility, the agreement provides for a base annual salary of $400,000, subject to adjustment from time to time throughout its duration. Either party may terminate the agreement, with or without "cause" or "good reason", upon sixty (60) days' prior written notice. Effective January 1, 2002, Mr. Grigsby's salary was adjusted to $210,000. Mr. Grigsby is entitled to a bonus, currently up to a maximum of $500,000, based on the successful resolution of claims in the Old Kaiser bankruptcy proceedings.

         Marijo L. Ahlgrimm. Payments to Ms. Ahlgrimm mentioned above were made pursuant to an employment agreement with the Company that has expired. Effective September 1, 2001, Ms. Ahlgrimm became a variable part-time employee and is compensated on an hourly rate of pay of $108 per hour.

===============================================================================

                      STOCK PERFORMANCE GRAPH -PEER ISSUERS

===============================================================================

                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100
                                 December 2001

                                    [GRAPHIC]

         The graph plots cumulative total return on a $100 investment in Kaiser Group Holdings, Inc. Common Stock for the past five years. The S&P 500 Index and group of peer issuers are shown for comparison and include reinvestment of dividends where applicable. The peer issuers were selected because of the similarity of business elements and contracts held with the Department of Energy. These peer issuers include the following six companies: Flour Corporation, Foster Wheeler Ltd., Jacobs Engineering Group, Inc., The Shaw Group, Inc., TRC Companies, Inc. and Washington Group International, Inc.

===================================================================================================================
                                               Cumulative Total Return
-------------------------------------------------------------------------------------------------------------------
                                              1997           1998          1999          2000           2001
-------------------------------------------------------------------------------------------------------------------
Kaiser Group Holdings, Inc.                 $ 54.40        $ 33.82        $  8.82       $  0.35        $165.34
-------------------------------------------------------------------------------------------------------------------
S&P 500                                     $163.98        $210.84        $255.22       $231.98        $166.24
-------------------------------------------------------------------------------------------------------------------
Peer Issuers Only                           $ 63.85        $ 63.62        $ 64.19       $ 49.66        $ 79.30
-------------------------------------------------------------------------------------------------------------------
Peer Issuers plus Kaiser                    $ 63.75        $ 63.27        $ 63.47       $ 49.02        $ 79.79
Group Holdings, Inc.
===================================================================================================================


================================================================================

                        REPORT ON EXECUTIVE COMPENSATION

================================================================================

         Prior to the resignation of John V. Koerber from the Board of Directors, none of the members of the Board were employed by the Company and the entire Board of Directors served as its Compensation Committee. With the resignation of Mr. Koerber from the Board, and the election of John T. Grigsby, Jr., the Company's President and Chief Executive Officer, to the Board of Directors to fill the vacancy created by Mr. Koerber's resignation, a Compensation Committee comprised of Messrs. Bennett and Maiwurm (Chair) was appointed.

         The Company's employee compensation policy is tailored to its unusual circumstances, which involve principally the management and resolution of claims arising out of the continuing bankruptcy proceedings relating to Old Kaiser, negotiations and proceedings relating to the Nova Hut project, and participating in the affairs of Kaiser-Hill Company, LLC. The Company's goal is to retain a sufficient number of employees necessary to carry out these activities, and to evaluate other opportunities the Company may want to pursue. The Board of Directors and the Compensation Committee believe it is in the best interest of the Company to retain a small number of appropriately incentivized key employees knowledgeable of the business and affairs of Old Kaiser and the on-going bankruptcy claims resolution process.

         The Compensation Committee reviews the annual salary, incentive compensation and other benefits paid to the President and CEO and other persons designated as executive officers under applicable SEC rules and regulations. In this connection, the Compensation Committee reviews employment agreements and other employment-related arrangements (both proposed and existing) with persons who are or will become executive officers.

         The Compensation Committee annually reviews and approves the compensation of the Company's President and Chief Executive Officer. Effective upon the effectiveness of the Plan of Old Kaiser, the Company entered into an employment agreement with John T. Grigsby, Jr. as described on page 8 of this Proxy Statement. As described above, the Company determined that signing an employment agreement with Mr. Grigsby, securing his services to the Company for an "evergreen" period of twelve months, was in the best interest of the Company and its stakeholders, in that it was designed to provide for continuity of management. The agreement recognized that the level of effort required on the part of Mr. Grigsby would likely be reduced with the passage of time, and expressly contemplated that Mr. Grigsby's base compensation would be adjusted by mutual agreement of Mr. Grigsby and the Board of Directors of the Company from time to time. Consistent with this understanding, Mr. Grigsby's base compensation was reduced from $400,000 per annum to $300,000 per annum effective June 30, 2001. Effective January 1, 2002, Mr. Grigsby's salary was further reduced to $210,000. Mr. Grigsby's agreement contemplated an appropriate incentive compensation program would be put in place for Mr. Grigsby. Accordingly, in May 2001, Mr. Grigsby's employment agreement with the Company was amended to provide for incentive compensation equal to 5% of the amount by which total Class 4 Allowed Claims are less than $150,000,000, provided that such incentive compensation would not exceed $500,000.

Submitted by the Compensation Committee

                  James J. Maiwurm
                  Jon B. Bennett

================================================================================

                AUDIT COMMITTEE REPORT AND INDEPENDENT ACCOUNTANT

================================================================================


         Audit Committee Report. The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61 - Codification of Statements on Auditing Standards, AU Section 380, as modified or supplemented, which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

         The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers its independence from the Company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the SEC on April 1, 2002.

Submitted by the Audit Committee

                  James J. Maiwurm
                  Jon B. Bennett

The information contained in the above report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

     Independent Accountant's Fees.

     Audit Fees. Aggregate fees billed for professional services rendered by PricewaterhouseCoopers in connection with (i) the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001, and (ii) the reviews of the Company's unaudited condensed consolidated interim financial statements included in the Company's Forms 10-Q were $100,615.

     Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2001, PricewaterhouseCoopers rendered no professional services in connection with the design and implementation of financial information systems.

     All Other Fees. In addition to the fees described above, aggregate fees of $389,343 were paid to PricewaterhouseCoopers during the year ended December 31, 2001, primarily for tax compliance and other tax advisory services. An additional $12,023 were paid to other accounting firms related to foreign tax compliance services.

     Presence at Annual Meeting of Shareholders. A representative of PricewaterhouseCoopers will be present at the Annual Meeting of Shareholders. The representative will be given an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

================================================================================

                                  OTHER MATTERS

================================================================================

     The 2003 Annual Meeting of Shareholders of the Company has not yet been scheduled, but it is presently expected to be held during May or June, 2003.

     Director Nominations. Nominations of persons for election as directors of the Company may be made by or at the direction of the directors, by any nominating committee or other person appointed by the directors, or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 2.2 of the Company's Bylaws. Such nominations, other than those made by or at the direction of the directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be received at the Company's principal offices, 9302 Lee Highway, Fairfax, Virginia 22031, not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, to be timely the notice must be received not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder's notice of nomination must set forth:

     (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election or re-election as a director:
          (i) the name, age, business address, and residence address of such person,
          (ii)   the principal occupation or employment of such person,
          (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person, and
          (iv) any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended, and

     (b)  as to the shareholder giving the notice:
          (i)    the name and record address of such shareholder, and
          (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder.

     Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Company if elected. The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. Persons nominated by shareholders for election as a Director will not be eligible to serve as a director unless nominated in accordance with the foregoing procedures.

     Shareholder Proposals and Other Business. Shareholders interested in submitting a proposal for inclusion in the Proxy Materials for the 2003 Annual Meeting of Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8 and Section 1.4 of the Company's Bylaws. To be properly brought before a meeting of shareholders, business must be (a) specified in the notice of the meeting given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. In addition to the requirements of SEC Rule 14a-8, for business to be properly brought before a meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. Such notice must be received at the principal offices of the Company, 9302 Lee Highway, Fairfax, Virginia 22031, not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, to be timely notice must be received by the Company not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder's notice with respect to other business to be brought before the 2003 Annual Meeting by such shareholder must set forth as to each matter of business:

     (a) a brief description of such business and the reasons for conducting it at the meeting,
     (b)  the name and address of the shareholder proposing such business,
     (c) the class, series, and number of shares of the capital stock of the Company beneficially owned by such shareholder, and
     (d)  any material interest of such shareholder in such business.

   Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders on Friday, May 31, 2002

   P The undersigned hereby constitutes and appoints John T. Grigsby, Jr. and R James J. Maiwurm and each of them, his true and lawful agents and proxies
   O with full powers of substitution in each, to represent the undersigned at X the Annual Meeting of Shareholders of KAISER GROUP HOLDINGS, INC., 9302 Lee Y Highway, Fairfax, Virginia on Friday, May 31, 2002, at 10:00 a.m., and at
     any adjournments thereof, on all matters coming before said meeting.

     The undersigned also provides directions to the Trustee, with respect to accounts of the undersigned, if applicable, under the Employee Stock Ownership, Retirement and Section 401(k) Plans (the "Plans"), to (i) vote the shares of Kaiser Group Holdings, Inc. stock allocated to my account(s) under each of the Plans on the record date, and (ii) vote as a named fiduciary the proportionate amount of shares of Company stock which is allocated to the account(s) of other participants and beneficiaries in each of the Plans, but for which no voting instructions are received in a timely fashion, at the Annual Meeting of Shareholders of Kaiser Group Holdings, Inc.

                         Election of Directors, Nominees:   Jon B. Bennett
                                                            John T. Grigsby, Jr.
                                                            James J. Maiwurm


     You are encouraged to specify your choices by marking the appropriate boxes, SEE BELOW, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies named above cannot vote your shares unless you sign this card.

[X]  Please mark your votes as in this example

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors.

--------------------------------------------------------------------------------

   The Board of Directors recommends a vote FOR the election of each director.

--------------------------------------------------------------------------------

(1)  ELECTION OF DIRECTORS:

     Jon B. Bennett, John T. Grigsby, Jr. and James J. Maiwurm

     [_] FOR all nominees (except as marked to the contrary)

     [_] WITHHOLD AUTHORITY to vote for all nominees

(Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name listed above.)

NOTE: Please sign the full name in which your stock is registered. Joint owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

________________________________                  _____________________________
                                                  PRINT NAME(S)

________________________________                  _____________________________
                                                  SOCIAL SECURITY NUMBER(S)
SIGNATURE(S)             DATE